Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Delta Oil & Gas, Inc. for the quarter ended September 30, 2012, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)
the Quarterly Report on Form 10-Q of Delta Oil & Gas, Inc. for the quarter ended September 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, fairly presents in all material respects, the financial condition and results of operations of Delta Oil & Gas, Inc..

By:            /s/ Christopher Paton-Gay
Name:             Christopher Paton-Gay
Title:               Principal Executive Officer and Director
Date:               November 14, 2012

By:            /s/ Kulwant Sandher
Name:             Kulwant Sandher
Title:               Principal Financial Officer and Director
Date:               November 14, 2012